EXHIBIT 32.1


        CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906
           OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C SECTION 1350)


In connection with the Annual Report of American Hospital Management Corporation a California corporation (the "Company"), on Form 10-K for the fiscal year ended June 30, 2003, as filed with the United States Securities and Exchange Commission (the "Report"), I, Allen Shaw, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Allen Shaw
------------------------
     Allen Shaw
Chief Executive Officer

October 15, 2003

[A signed original of this written statement required by Section 906 has been provided to American Hospital Management Corp and will be retained by American Hospital Management Corp. and furnished to the United States Securities and Exchange Commission or its staff upon request.]